                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 14, 2006

                            UNITED COMMUNITY BANCORP
                            ------------------------
             (Exact name of registrant as specified in its charter)

         UNITED STATES                     0-51800             36-4587081
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(State or other jurisdiction of          (Commission         (IRS Employer
 incorporation or organization)          File Number)       Identification No.)


92 WALNUT STREET, LAWRENCEBURG, INDIANA                          47205
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(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (812) 537-4822
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
             -------------------------------------------------------------------
             YEAR.
             ----

         Following the previously reported death of Director Larry L. Miller on August 30, 2006, the Board of Directors of United Community Bancorp, on September 14, 2006, Amended and Restated the Company's Bylaws to amend Article III, Section 2 of the Bylaws to decrease the number of directors from 13 to 12. The Amended and Restated Bylaws of United Community Bancorp are filed as Exhibit
3.1 to this Form 8-K and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

       (d)    Exhibits

              Number        Description
              ------        -----------

              3.1           Amended and Restated Bylaws of United Community
                            Bancorp

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UNITED COMMUNITY BANCORP
                                       ------------------------
                                       (Registrant)



Date: September 14, 2006               By: /s/ William F. Ritzmann
                                           -------------------------------------
                                           William F. Ritzmann
                                           President and Chief Executive Officer